UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2026

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 ).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2026, Modular Medical, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”) and securities purchase agreements (the “Securities Purchase Agreements”) with multiple investors, relating to a best-efforts offering (the “Offering”) of (i) 62,098,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) pre-funded warrants (the “pre-funded warrants”) to purchase 6,000,000 shares of Common Stock, and (iii) accompanying warrants exercisable to purchase up to 68,098,000 shares of Common Stock (the “common warrants”). The Company received gross proceeds of approximately $12 million from the Offering, before deducting placement agent fees and offering expenses. Pursuant to the Placement Agency Agreement, the Company paid the Placement Agent a cash fee equal to 7% of the gross proceeds received from the Offering and reimbursed the Placement Agent for its expenses incurred in an amount of $100,000.

The combined public offering price for each share of Common Stock, together with a common warrant to purchase one share of Common Stock, was $0.1762. The combined public offering price of each pre-funded warrant, together with the accompanying common warrant, was $0.1752, which equals the price at which one share of Common Stock and accompanying common warrant is sold in the Offering minus $0.001, which is the per share exercise price of each pre-funded warrant. Each common warrant has an exercise price of $0.1762 per share, will be exercisable immediately upon issuance and will expire on the fifth anniversary of the date of issuance. The exercise price and number of shares of Common Stock issuable upon exercise of the common warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Common Stock and the exercise price. Subject to limited exceptions, a holder may not exercise any portion of its warrants to the extent that the holder would beneficially own more than 4.99% (or, at the election of the holder prior to the date of issuance, 9.99%) of the Company’s outstanding Common Stock after exercise. The common warrants were issued pursuant to a warrant agency agreement entered into by and between the Company and Colonial Stock Transfer Company, Inc., as warrant agent.

The Offering closed on March 4, 2026.

The Offering was made pursuant to an effective registration statement on Form S-1 (Registration Statement No. 333- 293842) previously filed with the Securities and Exchange Commission on February 27, 2026 and declared effective on March 3, 2026 (the “Registration Statement”).

Pursuant to the Placement Agency Agreement, each of the Company’s directors and executive officers entered into “lock-up” agreements with the Placement Agent that, subject to certain exceptions, prohibit, without the prior written consent of the Placement Agent, the sale, transfer, or other disposition of securities of the Company for a period of 90 days from the date of the Offering. The Company has agreed not to, subject to certain conditions and exceptions, offer, pledge, sell, contract to sell, or sell any option, right or warrant to purchase, lend or otherwise transfer or dispose, directly or indirectly, any shares of capital stock or any securities convertible into or exercisable or exchangeable for shares of capital stock, affect or enter into an agreement to effect any issuance by the Company or its subsidiaries of Common Stock or Common Stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Placement Agency Agreement), for a period of 45 days from the closing date of the Offering.

The foregoing description of the Placement Agency Agreement, the common warrants, the pre-funded warrants, the Securities Purchase Agreement, and the warrant agency agreement is not complete and is qualified in its entirety by reference to the full text of the forms of the Placement Agency Agreement, common warrants, pre-funded warrant, the Securities Purchase Agreement, and the warrant agency agreement, copies of which are filed as Exhibits 1.1, 4.14, 4.15, 10.13, and 10.14, respectively, to the Registration Statement.

A copy of the legal opinion of Lucosky Brookman, LLP relating to the securities sold in the Offering is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing the pricing of the Offering on March 3, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description
1.1	Form of Placement Agency Agreement (incorporated by reference to exhibit 1.1 to Registration Statement on Form S-1, filed on February 27, 2026)
4.1	Form of Common Warrant (incorporated by reference to exhibit 4.14 to Registration Statement on Form S-1, filed on February 27, 2026)
4.2	Form of Pre-Funded Warrant (incorporated by reference to exhibit 4.15 to Registration Statement on Form S-1, filed on February 27, 2026)
5.1	Opinion of Lucosky Brookman, LLP
10.1	Form of Securities Purchase Agreement (incorporated by reference to exhibit 10.13 to Registration Statement on Form S-1, filed on February 27, 2026)
10.2	Form of Warrant Agency agreement (incorporated by reference to exhibit 10.14 to Registration Statement on Form S-1, filed on February 27, 2026)
99.1	Press Release dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: March 6, 2026	By:	/s/ James E. Besser
James E. Besser
Chief Executive Officer

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